EXHIBIT 23.4



                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 7, 1999, with respect to the financial statements of AetherWorks Corporation incorporated by reference in the Registration Statement (Form S-3) and related Prospectus of Nx Networks, Inc. for the registration of 16,206,469 shares of its common stock.



                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
May 25, 2001